LEASE BETWEEN

                             1375 KINGS HIGHWAY LLC

                                    LANDLORD

                          c/o Abbey Road Advisors LLC
                         33 Riverside Avenue, 4th Floor
                          Westport, Connecticut 06880

                                      AND

                         COMPETITIVE TECHNOLOGIES, INC.

                   1375 Kings Highway East, Suites 400 & 485
                          Fairfield, Connecticut 06824

                                     TENANT





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                               TABLE OF CONTENTS

ARTICLE 1.   DEFINITIONS                                     1
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ARTICLE 2.   DEMISE AND TERM                                 4
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ARTICLE 3.   BASE RENT                                       5
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ARTICLE 4.   ADDITIONAL RENT                                 5
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ARTICLE 5.   ELECTRICITY                                     5
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ARTICLE 6.   USE AND COMMON AREAS                            7
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ARTICLE 7.   UTILITIES AND SERVICE                           8
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ARTICLE 8.   REPAIRS AND MAINTENANCE                         9
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ARTICLE 9.   ASSIGNMENT AND SUBLETTING                       9
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ARTICLE 10.  WORK BY LANDLORD                                9
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ARTICLE 11.  COMPLIANCE WITH LAWS AND INSURANCE             11
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ARTICLE 12.  SIGNS                                          12
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ARTICLE 13.  INSURANCE                                      12
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ARTICLE 14.  LATE CHARGES                                   13
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ARTICLE 15.  CASUALTY                                       13
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ARTICLE 16.  BANKRUPTCY                                     13
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ARTICLE 17.  DEFAULTS                                       14
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ARTICLE 18.  EMINENT DOMAIN                                 15
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ARTICLE 19.  SURRENDER                                      16
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ARTICLE 20.  NON-LIABILITY AND INDEMNIFICATION              16
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ARTICLE 21.  ACCESS TO DEMISED PREMISES                     17
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ARTICLE 22.  LANDLORD'S EXPENSES                            18
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ARTICLE 23.  QUIET ENJOYMENT, SUBORDINATION AND ATTORNMENT  18
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ARTICLE 24.  ESTOPPEL CERTIFICATE                           19
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ARTICLE 25.  ALTERATIONS                                    19
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ARTICLE 26.  RULES AND REGULATIONS                          20
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ARTICLE 27.  NOTICES                                        20
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ARTICLE 28.  SUCCESSORS AND ASSIGNS                         21
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ARTICLE 29.  BROKER                                         21
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ARTICLE 30.  SECURITY DEPOSIT                               21
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ARTICLE 31.  UNAVOIDABLE DELAY                              21
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ARTICLE 32.  MISCELLANEOUS                                  22
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
                                 LEASE SUMMARY

Date of Lease:                           November 22, 2010
Tenant:                                  Competitive Technologies, Inc.
                                         1375 Kings Highway East,
Address:                                 Fairfield, CT 06824
Taxpayer Identification Number:
Suite No.                                400 & 485
Rentable Square Feet:                    2,729
Use (Article 6):                         General and Executive Offices
Term (Article 2)                         Thirty-six (36) months
Commencement Date (Article 2):           December 1, 2010
Expiration Date:                         November 30, 2013
Base Rent:                               As set forth in the Rent Schedule below
Initial Electrical Charge (Article 5):   2.75 per rentable square foot per annum
Security Deposit (Article 29):           $ 15,000.00
Tenant's Share (Article 4):              9.27%
Base Year for Operating Expenses
  (Article 4):                           Calendar year 2011
Tax Base Year (Article 4):               Calendar year 2011
Guarantor:                               None
Broker:                                  CB Richard Ellis, Inc. and Colonial
                                         Realty


                                 RENT SCHEDULE

                           Annual
              Base Rent    Base        Electric    Annual Base    Monthly
Period        per r.s.f.   Rent        Inclusion   Rent & Elec.   Installment
------------  -----------  ----------  ----------  -------------  ------------
Lease Year 1  $     22.00  $60,038.00  $ 7,504.75  $   67,542.75  $   5,628.56
Lease Year 2  $     23.00  $62,767.00  $ 7,504.75  $   70,271.75  $   5,855.98
Lease Year 3  $     24.00  $65,496.00  $ 7,504.75  $   73,000.75  $   6,083.40

     THIS LEASE is made as of November 22, 2010 between 1375 KINGS HIGHWAY LLC, a Connecticut limited liability company ("LANDLORD"), with offices at c/o Abbey Road Advisors LLC, 33 Riverside Avenue, 4th Floor, Westport, Connecticut 06880; and COMPETITIVE TECHNOLOGIES, INC., a Delaware corporation ("TENANT"), with offices at 1375 Kings Highway East, Fairfield, Connecticut 06824.

ARTICLE  1.     DEFINITIONS

     1.01 The following terms shall have the meanings set forth opposite each term or in the indicated Section:

1.01.1     "ADDITIONAL  RENT"  -  Section  3.02

1.01.2 "AFFILIATE" - any entity controlling, controlled by or under common control with an entity.

1.01.3     "ALTERATIONS"  -  Section  25.01

1.01.4     "BASE  RENT"  -  Section  3.0

1.01.5     "BASE  YEAR"  -  calendar  year  2011

1.01.6     "BROKER"  -  Section  29.01

1.01.7 "BUILDING" - That certain real property in which the Demised Premises are located, known as 1375 Kings Highway East, Fairfield, Connecticut as more particularly described in Exhibit "B".

1.01.8     "COMMENCEMENT  DATE"  -  Section  2.03

1.01.9 "COMMON AREAS" - Shall mean all means of egress and ingress, including public sidewa1ks and walkways, lobbies, vestibules, stairways, corridors, passenger elevators, and public lavatories. It shall also include those portions of the premises that are dedicated for parking and passage of motor vehicles.

1.01.10     "COST  INCREASE"  -Section  4.01

1.01.11 "DEMISED PREMISES" - The space shown on the floor plan attached hereto as Exhibit "A".

1.01.12 "LANDLORD'S WORK" - The work to be performed by Landlord as described in Exhibit "C" attached hereto.

1.01.13 "LEASE INTEREST RATE" - Shall mean the sum of (i) the prime or base lending rate announced from time to time by the Wall Street Journal plus (ii) three percentage points.

1.01.14 "LEASE SUMMARY" - The list of terms attached to this Lease and made a part thereof. The terms set forth in the Lease Summary are incorporated by reference in the applicable Articles of the Lease with the same effect as if set forth in full in such Articles.

1.01.15 "LEASE YEAR" - The period commencing on the Commencement Date and ending on the last day of the month in which the first anniversary of the Commencement Date occurs, and each 12-month period thereafter, except that if the period between the last such anniversary and the end of the Term is less than twelve (12) months, then the last Lease Year shall be such lesser period.

1.01.16 "LEGAL HOLIDAYS" - Shall include New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, and any other state or national holiday as may be established from time to time. In addition, if any Legal Holiday falls on a weekend and is celebrated by the State of Connecticut or Federal Government on a weekday, such weekday also shall be deemed a Legal Holiday hereunder.

1.01.17 "OPERATING EXPENSES" - Shall mean any or all expenses incurred by Landlord in connection with the operation of the Building, including all expenses incurred as a result of Landlord's compliance with any of its obligations hereunder, and such expenses shall include: (i) salaries, wages, medical, surgical and general welfare benefits (including group life insurance), pension payments and other fringe benefits of employees of Landlord or Landlord's managing agent engaged in the operation and maintenance of the Building; (ii) payroll taxes, workmen's compensation, uniforms and dry cleaning for the employees referred to in subdivision (i); (iii) the cost of all charges for steam, heat, ventilation, air conditioning and water (including sewer rental, taxes, septic and well costs, if applicable) furnished to the Building and/or used in the operation of all of the service facilities of the Building and the cost of all charges for electricity furnished to the public and service areas of the Building and/or used in the operation of all of the service facilities of the Building including any taxes on any of such utilities; (iv) the cost of all charges for rent, hazard, casualty, war risk insurance (if obtainable from the United States government) and liability insurance for the Building carried by Landlord; (v) the cost of cleaning the Building, and all building and cleaning supplies for the Building, and charges for telephone for the Building; (vi) the cost of all charges for the management of the Building based on a fee equal to the greater of 5% of gross Building rents and the then prevailing rate paid to managing agents of a first class office building in Fairfield

County; (vii) the cost of all charges for window cleaning and service contracts with independent contractors for the Building; (viii) the cost of rentals of capital equipment designed to result in savings or reductions in Operating Expenses; (ix) the cost of capital improvements made by Landlord with respect to the maintenance and/or operation of the Building that are designed to result in savings or reductions in Operating Expenses, amortized over the shorter of (A) ten (10) years and (B) the life of such capital improvements; (x) the cost of compliance by Landlord with any federal, state, municipal or local ordinances affecting the Building; (xi) the cost relating to the maintenance and operation of the elevators in the Building; (xii) the cost relating to protection and security; (xiii) the cost relating to lobby decorations and interior and exterior landscape maintenance, snow plowing and maintenance of the parking areas; (xiv) repairs, replacements and improvements which are appropriate for the continued operation of the Building, including, but not limited to, repairs and improvements to the HVAC, plumbing and electrical systems; (xv) painting of non-tenanted areas; and (xvi) professional and consulting fees. Operating Expenses shall NOT include (a) costs of painting and decorating for any tenant's space; (b) administrative wages and salaries, including executive compensation;
(c) renting commissions; (d) franchise taxes or income taxes of Landlord; (e) real estate taxes to the extent included in Article 4; (f) the cost of furnishing electricity to the extent included in Article 5; (g) the cost of providing overtime heat, air-conditioning, and separately metered water to tenants of the Building to the extent that the same are payable by the tenants for whom such services are provided; (h) the cost of any work or service provided to any tenant of the Building that is not provided to Tenant under this Lease.

1.01.18     "OPERATING  YEAR"  -  Section  4.01

1.01.19     "RENT"  -  Section  3.02

1.01.20     "SECURITY  DEPOSIT"  -  Section  30.01

1.01.21 "STRUCTURAL" - Shall mean the parts of the Building which are integral to the structure or support of the Building, and includes: stairwells and towers; foundations; sub-flooring; column supports; load bearing walls; roof; exterior walls above and/or below grade; fire escapes.

1.01.22 "SUCCESSOR" - any entity which acquires all or substantially all of the assets of an entity or which survives a statutory merger or consolidation with an entity.

1.01.23 "TAXES" - Shall mean all real estate taxes, school taxes, sewer rents, rates and charges, assessed, levied or imposed upon the Building (including special or extraordinary assessments), and all assessments or other governmental charges, general, specific, assessed, levied or imposed upon the Building, and charged to all tenants of the Building in a consistent manner, and "Tax" shall mean any of such taxes. There shall be excluded from Taxes any capital stock, income, inheritance, estate, succession, transfer, sales, gift or similar taxes of Landlord or any franchise or unincorporated business tax upon Landlord. If, due to a change in the method of taxation, any franchise, income, profit or other tax, however designated, shall be levied against Landlord in substitution, in whole or in part, for, or in lieu of, any tax which would otherwise constitute a Tax, such franchise, income, profit or other tax shall be deemed to be a Tax for the purpose hereof.

1.01.24      "TAX  BASE  YEAR"  -  calendar  year  2011


1.01.25 "TENANT'S PROJECTED SHARE": Landlord's written estimate of Tenant's Share of increases in Operating Expenses for each Operating Year.

1.01.26 "TENANT'S REPRESENTATIVES": Any of Tenant's members, partners, employees, agents, contractors, or licensees.

1.01.27 "TENANT'S SHARE": 9.27% or a fraction the numerator of which is the number of square feet of rentable area included in the Premises (it being understood that such number shall be deemed to be 2,729) and the denominator of which is the number of square feet of leasable area in the Building excluding storage space (it being understood that such number is presently 29,454, but is subject to change due to actual increases or decreases to the Building's and Premises' area

1.01.28     "TERM"  -  Section  2.02

ARTICLE  2.     DEMISE  AND  TERM

     2.01 Landlord hereby leases to Tenant, and Tenant hires from Landlord, the Demised Premises, for the Term and at the Rent described in the Lease Summary, and otherwise upon the terms of this Lease.

     2.02 The "TERM" is the number of months specified in the Lease Summary, plus the number of days necessary so that the Term shall end on the last day of a calendar month. The Term shall commence on the Commencement Date, and shall end on such earlier date on which the Term may be canceled or terminated pursuant to this Lease or as provided by law.

     2.03 The "COMMENCEMENT DATE" shall be the date specified in the Lease Summary.

2.04 If Landlord is unable to give Tenant possession of the Demised Premises on the date (if any) specified in the Lease Summary as the Commencement Date because of the holding over by any occupant or for any other reason, Landlord shall not be subject to any liability for failure to give possession and the validity of this Lease shall not be impaired, nor shall the same be construed to extend the Term, but the Commencement Date shall be the date when Landlord shall have given Tenant notice that the Demised Premises are ready for occupancy.

ARTICLE  3.     BASE  RENT

     3.01 Commencing on the Commencement Date, Tenant shall pay to Landlord Base Rent for each Lease Year at the rate specified in the Lease Summary.
3.02 Every amount payable by Tenant hereunder in addition to Base Rent shall be deemed "ADDITIONAL RENT". Base Rent and Additional Rent are herein collectively referred to as the "Rent."

3.03 All Rent shall be paid without demand, setoff or deductions of any kind, in equal monthly installments, in advance, on the first day of each calendar month of the Term at the address of Landlord stated above or such other place as Landlord may designate in writing from time to time. Notwithstanding any terms contained herein to the contrary, Tenant's obligation to pay Base Rent shall commence on the Rent Commencement Date and Tenant's obligation to pay Additional Rent shall commence upon the Commencement Date.

ARTICLE 4.     OPERATING EXPENSES AND TAXES

     4.01 After the expiration of the Base Year and of each succeeding calendar year ("OPERATING YEAR"), Landlord shall furnish Tenant a written statement prepared by Landlord of the Operating Expenses of the Building, incurred for such year. During the period of forty-five (45) days after receipt of Landlord's statement, Tenant's independent certified public accountant may inspect the records of the material reflected in said Landlord's statement at a reasonable time mutually agreeable to Landlord and Tenant. Failure of Tenant to challenge any item in such statement within such period after receipt shall be a waiver of Tenant's right to challenge such item for such year. Within sixty
(60) days after receipt of such statement for any Operating Year setting forth any increase of Operating Expenses during such Operating Year over the Operating Expenses in the Base Year (said increase being referred to herein as the "COST INCREASE"), Tenant shall pay Tenant's Share of the Cost Increase (less the amount of Tenant's Projected Share paid by Tenant on account thereof) to Landlord as Additional Rent. Operating Expenses shall be determined as if the Building were 95% occupied during the Base Year and each Operating Year in which actual occupancy shall be less than 95%.

4.02 Commencing with the first Operating Year, Tenant shall pay to Landlord, as Additional Rent, Tenant's Projected Share. On the first day of each month of each Operating Year during the Term, and within sixty (60) days after Tenant's receipt of Landlord's written estimate, Tenant shall pay to Landlord one-twelfth of Tenant's Projected Share for such Operating Year. If Landlord's statement after the end of an Operating Year shall indicate that Tenant's Projected Share exceeded Tenant's Share of the Cost Increase, Landlord shall forthwith, at Landlord's option, either (i) pay the amount of excess directly to Tenant concurrently with the notice or (ii) permit Tenant to credit the amount of such excess against the subsequent payments of Additional Rent due hereunder. If Landlord's statement shall indicate that Tenant's Share of the Cost Increase exceeded Tenant's Projected Share for the completed

Operating Year, Tenant shall, subject to the provisions of subsection 4.01 herein, forthwith pay the amount of such excess to Landlord. If said Landlord's statement is furnished to Tenant after the commencement of a subsequent Operating Year, there shall be promptly paid by Tenant to Landlord or vice versa, as the case may be, an amount equal to the portion of such payment or credit allocable to the part of such Operating Year which shall have elapsed prior to the first day of the calendar month next succeeding the calendar month in which said Landlord's statement is furnished to Tenant.

4.03 Landlord's failure to render Landlord's statement with respect to any Operating Year or Tax Year, or Landlord's delay in rendering said statement beyond a date specified herein, shall not prejudice Landlord's right to render a Landlord's statement with respect to that or any subsequent Operating Year or Tax Year. The obligations of Landlord and Tenant under the provisions of this Section below, with respect to any Additional Rent, which obligations have accrued prior to the expiration or sooner termination of the Term, shall survive the expiration or any sooner termination of the Term.

4.04 If Taxes are increased during any year subsequent to the Tax Base Year over Taxes paid by Landlord during the Tax Base Year, then Tenant shall pay to Landlord, without setoff or deductions of any kind, as Additional Rent, an amount equal to Tenant's Share of the increase. Payment of such increase shall be made in annual installments within 30 days after Tenant receives from Landlord notice of such tax increase and a bill for Tenant's Share thereof, together with a copy of the applicable bill received by Landlord from the taxing authority. Notwithstanding the foregoing, Landlord may require that Tenant pay Tenant's Projected Share of Tax increases in advance in equal monthly installments and shall, in such event, include Real Estate Taxes in Landlord's written estimate, as described in Section 4.02, above. If the Building shall not be assessed as if it were 95% occupied during the Tax Base Year, then for the Tax Base Year and each subsequent year in which actual occupancy shall be less than 95%, Taxes shall be adjusted as if the Building were at least 95% occupied during each such year. If Landlord receives a refund of any portion of Taxes that were included in the Taxes paid by Tenant, then Landlord shall reimburse Tenant its pro rata share of the net refunded taxes, less any expenses that Landlord reasonably incurred to obtain the refund. If, as a result of any application or proceeding brought by or on behalf of Landlord for review of the assessed valuation of the Building for the Tax Base Year, there shall be a decrease in the Taxes payable by Landlord for such year, the reduced amount shall be used for future calculations under this Section.

ARTICLE 5.     ELECTRICITY

     5.01 Landlord shall furnish electricity to Tenant on the basis of a "rent inclusion plan," pursuant to which the Base Rent shall be increased by an Initial Electric Charge in consideration of Landlord furnishing electrical energy to the Demised Premises. Unless otherwise established by the results of a survey or an increase in the rates of the public utility company supplying electrical service to the Building as provided in Section 5.02, Tenant agrees that the Initial Electric Charge shall be $2.75 per rentable square foot of the Demised Premises per annum. Tenant shall pay such Initial Electric Charge (or any increase thereof pursuant to Section 5.02) in twelve (12) equal monthly installments in advance on the first day of each month from the Commencement Date, and such charge shall constitute Additional Rent.

5.02 Landlord shall have the right to designate an electrical consultant to make a survey or resurvey of the electric consumption and power load on the Demised Premises. If such survey discloses that the cost of Tenant's average consumption is greater than eighty-five percent (85%) of the Initial Electric Charge (or the consumption as disclosed by a previous survey), the Initial Electric Charge shall, upon written notice from Landlord to Tenant and effective as of the date of such notice, be increased by the annual cost of such additional consumption. If the rates or charges at which Landlord purchases electric current from the public utility company supplying electrica1 service to the Building shall be increased over the rates in effect on the Commencement Date, the Initial Electric Charge payable hereunder shall be increased by the amount of the additional annual cost to Landlord of furnishing electricity to Tenant.

5.03 At any time, Landlord shall have the right to have electricity supplied to the Demised Premises on a direct metered or sub-metered basis. If electricity is available to Tenant on a direct metered basis for the Demised Premises, the costs of such service shall be paid directly by Tenant to such public utility, but a default by Tenant in the payment of any such bill shall be deemed a default by Tenant under this Lease.

5.04 If Landlord furnishes electricity to the Demised Premises on a sub-metered basis, Tenant shall pay to Landlord, on a monthly basis, as Additional Rent, the amounts determined by the sub-meter installed for the purpose of measuring the electric consumption of the Demised Premises, calculated by applying to Tenant's measured electrical demand and consumption 103% of the public utility rate schedule then applicable to Landlord for purchase of electricity for the Building. Where more than one sub-meter measures the service to Tenant, the service rendered through each sub-meter may be computed and billed separately to Tenant. Bills for electric energy shall be rendered at such times as Landlord may elect and such amount shall be paid by Tenant as Additional Rent within ten (10) days from the date Landlord invoices Tenant for such charges.

5.05 Regardless of which method Landlord employs to govern the supply of electricity to the Demised Premises, Tenant agrees at all times that its use of electric current shall not exceed the capacity of existing feeders to the Buildings or the risers or wiring installation. Tenant shall make no electrical installations, alterations, additions or changes to electrical equipment or appliances without the prior written consent of Landlord in each instance. Tenant shall at all times comply with the rules, regulations, terms and conditions applicable to service equipment, wiring and requirements of the utility supplying electricity to the Building. If, in Landlord's sole judgment, Tenant's electrical requirements necessitate installation of additional risers, feeders or other proper and necessary equipment, and if Landlord has approved such installation, the same shall be installed by Landlord at Tenant's sole expense, which shall be chargeable and collectible as Additional Rent and paid within ten (10) days after rendition of a bill to Tenant therefore. Landlord shall not be liable in any way to Tenant for any failure or defect in the supply or character of electrical service furnished to the Demised Premises by reason of any requirement, act or omission of the utility serving the Building or for any reason not attributable to Landlord.

ARTICLE  6.     USE  AND  COMMON  AREAS

     6.01 Tenant shall use the Demised Premises for the purpose specified in the Lease Summary and for no other purpose.

6.02 Tenant, its employees, agents, customers and invitees, shall have the non-exclusive right for and during the Term to use the Common Areas, as from time to time constituted, in common with Landlord and all others to whom Landlord has granted or may hereafter grant rights, and their employees, agents, customers and invitees, subject to such changes in the Common Areas and to such reasonable rules and regulations as Landlord may from time to time make or promulgate. Tenant shall not at any time interfere with the rights of other tenants and occupants and their respective employees, agents, customers and invitees or any others whom the Landlord has granted or may hereafter grant rights, to use any part of the Common Areas. Landlord may, at any time and from time to time, close any Common Areas to make repairs or changes therein, to effect construction, repairs or changes within the Building, to preclude a claim of title by adverse possession, and may do such other acts in and to the Common
Areas as in its sole judgment may be desirable to improve the convenience thereof.

6.03 Tenant, its employees, agents, customers and invitees shall have the non-exclusive right for and during the Term to use the parking areas of the Building, as from time to time constituted, in common with Landlord and all others to whom Landlord has granted or hereafter grant rights, and their employees, agents, customers and invitees, subject to such reasonable rules and regulations as Landlord may from time to time promulgate. Tenant's non-exclusive right to use the parking areas of the Building will be on a non-reserved, "first come, first served" basis and no overnight parking shall be permitted. During the Term, no additional charge shall be imposed upon Tenant, its employees, agents, customers and invitees for their use of the parking areas of the Building.

6.04 Tenant shall keep the Demised Premises free of hazardous substances/materials as defined by applicable federal, state or local laws and not cause or permit the Demised Premises to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, produce or process hazardous substances/materials except in compliance with all applicable federal, state or local laws or regulations. Tenant shall be responsible and pay for all costs of segregating, packaging, treating, transporting and disposing of all hazardous or infectious waste generated by Tenant at or from the Building. All hazardous or infectious waste shall be identified, segregated, measured, stored and disposed of by Tenant in a manner that complies with all federal, state and local laws or regu1ation, applicab1e to hazardous or infectious waste. None of the Common Areas may be used by Tenant for the storage or disposal of hazardous or infectious waste. Landlord represents that, as of the Commencement Date, the Building is, and Landlord shall keep the Building throughout the Term, free of hazardous substances/materials as defined by applicable federal, state or local laws.

ARTICLE  7.     UTILITIES  AND  SERVICE

     7.01 Landlord shall furnish to the Demised Premises cooled or conditioned air and heating in such a manner as to substantially maintain in the Demised Premises a temperature of 78 degrees F.D.B. at fifty percent (50%) relative humidity during the cooling season and a temperature of 72 degrees F.D.B. during the heating season, between the hours of 8:00 AM and 6:00 PM daily and 8:00 AM and 1:00 PM on Saturdays. No such service shall be provided on Sundays and Legal Holidays. In order to maintain the above temperatures, Tenant agrees that all windows in the Demised Premises be kept closed. If required by Tenant, additional heating and air conditioning service may be furnished by Landlord at an additional cost to Tenant and at Landlord's sole discretion.

7.02 Landlord shall furnish automatic, non-attended elevator service for the Demised Premises in common with other tenants in the Building 24 hours a day, 7 days a week.

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7.03     Landlord  shall  furnish  electrical energy to the Demised Premises for ordinary small office machines, personal computers, and lighting fixtures for use during typical business hours. Tenant shall not connect any machines that exceed the capacity of the electrical system serving the Demised Premises or dissipate heat in excess of that for which the HVAC system is designed, and agrees that the connected load in the Demised Premises shall not in aggregate exceed 3.5 watts at 120 volts single phase per rentable square foot, except with the prior written consent of Landlord.

7.04 It is understood that if any services to be provided by Landlord are interrupted by reason of accident, construction or any other reason (other than the intentional misconduct or negligence of Landlord), such interruption shall not be deemed a constructive eviction, Landlord shall not be liable in damages to Tenant, and Tenant shall not be entitled to an abatement of Rent. However, Landlord shall use reasonable efforts to promptly and diligently restore service and take all steps reasonably necessary to minimize the deprivation of services to Tenant.

ARTICLE  8.     REPAIRS  AND  MAINTENANCE

     8.01 Throughout the Term, Tenant shall, at its own cost and expense, be responsible for all non-structural repairs within the Demised Premises and any Structural repairs to the Demised Premises or Building or Building systems caused by actions or omissions of Tenant, its employees, agents or invitees.
Tenant shall bear all costs of light bulbs for use in the Demised Premises. Except for those Structural repairs for which Tenant is responsible, Landlord shall be responsible for maintaining and replacing the Structural portions of the Building (including those located in the Demised Premises) and the Building systems servicing the Demised Premises (however, Tenant shall be responsible for maintaining any HVAC system which has been installed by or at Tenant's request to solely serve the Demised Premises).

8.02 Landlord shall provide cleaning in the Demised Premises, including the cleaning of exterior windows, in accordance with the cleaning specifications attached hereto as Exhibit "D". Tenant shall not clean, nor require, permit or allow any exterior window in the Demised Premises to be cleaned from the outside.

8.03 Landlord shall maintain, or cause to be maintained, the Building, Common Areas and parking areas in good order and repair, including removal of snow from all outdoor areas and walkways in accordance with sound management practices of comparable buildings.

ARTICLE 9.     ASSIGNMENT AND SUBLETTING

     9.01 Neither Tenant nor any party claiming under or through Tenant shall assign, mortgage or encumber this Lease, or sublease all or any part of the Demised Premises, or suffer or permit the Demised Premises or any part thereof to be subleased to or used by others, without the prior written consent of Landlord in each instance. As provided in subsection 9.03 below, Landlord shall not unreasonably withhold its consent to a proposed subletting or assignment. The transfer (or transfers in the aggregate) of more than a 30% interest in Tenant to one not an owner of Tenant on the date hereof, shall be deemed an assignment of this Lease for the purposes of this Section. If this Lease be assigned, or if the Demised Premises or any part thereof be sublet to or occupied by anybody other than Tenant, Landlord may, at Landlord's option, collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the Rent herein reserved (and any sublease shall confirm such option by Landlord), but no such collection shall be deemed a waiver of Tenant's obligations hereunder, or the acceptance of the assignee, subtenant or occupants, or a release of Tenant from the obligations and liabilities of Tenant under this Lease.

9.02 If Tenant desires to assign this Lease or to sublease all or substantially all of the Demised Premises in the aggregate, Tenant shall first give written notice to Landlord of the proposed transaction which notice shall include (i) the name and address of the proposed transferee, (ii) the proposed effective date of the transaction, which shall be no less than forty-five (45) days nor more than 180 days after the date of delivery of Tenant's notice, (iii) all of the terms of the proposed transaction and the consideration therefor,
(iv) a copy of all existing and/or proposed documentation pertaining to the proposed transfer, (v) current financial statements of the proposed transferee certified by an officer, partner, member or owner thereof, (vi) such other information as Landlord may reasonably require. Landlord shall have the right, by notice to Tenant within thirty (30) days after receipt of Tenant's notice, to terminate this Lease. If Tenant desires to sublease less than substantially all of the Demised Premises in the aggregate, Tenant shall first give notice to Landlord as aforesaid, and Landlord shall have the right, by written notice to Tenant within thirty (30) days after receipt of Tenant's notice, to terminate this Lease with respect to the portion of the Demised Premises proposed to be subleased. If Landlord exercises its right to terminate this Lease with respect to such portion of the Demised Premises, then the Base Rent and Tenant's Proportionate Share shall be proportionally reduced, and an adjustment shall be made for amounts, if any, paid in advance and applicable to the portion of the Demised Premises no longer leased by Tenant.

9.03 If Landlord elects not to so terminate this Lease, then Landlord shall not unreasonably withhold its consent to the proposed subletting or assignment. Tenant shall pay to Landlord as Additional Rent, within ten (10) days after receipt of payments from a subtenant or assignee, any "Profit" on a subletting or assignment. For purposes of this subsection, the term "Profit" shall mean the excess of consideration of any type received by Tenant from the subtenant or assignee, over (in the case of a sublease only) a pro rata portion of the Rent payable by Tenant hereunder. Whether or not Landlord shall grant its consent, Tenant shall pay Landlord's review and processing fees, as well as any reasonable attorneys' fees incurred by Landlord, within ten (10) days after written demand by Landlord. Landlord shall not in any event be obligated to approve  of  or  consent  to  any  proposed  assignment  or  subletting  unless:

(a) in the reasonable judgment of Landlord the proposed assignee or subtenant is of a character and engaged in a business such as are in keeping with the standards of Landlord in those respects for the Building and its occupancy;

(b) the proposed assignee or subtenant is of a financial strength and creditworthiness as the Landlord, in its sole and absolute discretion, deems sufficient to meet the monetary obligations of the Lease or sublease, as the case may be;

(c) in the reasonable judgment of Landlord the purposes for which the proposed assignee or subtenant intends to use the Demised Premises sublet or assigned to it are such as are in keeping with the standards of Landlord for the Building and its occupancy, it being understood and agreed that any such written request for consent to a subletting or assignment shall specify the purpose for which the assignee or subtenant intends to use the Demised Premises so assigned or sublet and Landlord shall not be required to consent to the use of the Demised Premises for such specified purposes should such proposed use be prohibited by this Lease, be a violation of applicable law, or violate any provision of the lease of any other tenant;

(d) if any space is available in the Building at the time of the proposed assignment or sublet, the proposed per square foot rental rate of the assignment or sublet equals or exceeds 110% of the rental rate at which Landlord is offering the available space.

(e) the proposed assignee or subtenant shall not be a then-existing tenant or occupant of the Building, or a person or entity with whom Landlord or its representatives is then dealing with regard to leasing space in the Building, or with whom Landlord or its representatives has had any dealings within the past six months with regard to leasing space in the Building.

     9.04 Notwithstanding the foregoing, without Landlord's consent and without being subject to Landlord's rights under subsections 9.02 and 9.03 above but upon sixty (60) days' prior notice to Landlord, this Lease may be assigned, or the Demised Premises may be sublet, to any entity which is an "Affiliate" or "Successor" of Tenant provided that (i) such entity has assets and a net worth at least equal to that of Tenant on the date of such acquisition or corporate transaction, (ii) Tenant shall not then be in default with respect to any of Tenant's obligations under this Lease, and (iii) such transaction shall be made for a valid business purpose other than (and not principally for) the purpose of transferring the leasehold estate created hereby. Within ten (10) days after the execution of any such assignment or sublease, Tenant shall deliver to Landlord (i) a complete copy of the documentation pertaining to the transfer, and (ii) current financial statements of the Affiliate or Successor certified by an officer, partner, member or owner thereof.

9.05 No assignment, sublease or other transfer of this Lease, whether with or without Landlord's consent, shall relieve Tenant or any guarantor of this Lease from its obligations and liabilities under this Lease or any guaranty including, without limitation, the obligation to pay Rent and the obligation to obtain Landlord's consent to any further assignment, subletting or other transfer.

ARTICLE  10.     WORK  BY  LANDLORD

     10.01 Tenant shall take the Demised Premises in its "as is" condition on the date of this Lease, except for Landlord's Work to be performed by Landlord, as shown on Exhibit "C" attached hereto. Landlord's Work will be performed in a good and workmanlike manner and at Landlord's expense.

ARTICLE  11.     COMPLIANCE  WITH  LAWS  AND  INSURANCE

     11.01 Tenant shall, at its own cost and expense, execute and comply with all notices, orders, rules, regulations, requirements, ordinances and laws of the village, town, county, state and federal governments, and/or each and every department, bureau and office thereof, to the extent that any such notices, rules, orders, regulations, requirements, ordinances or laws at any time issued and enforced shall be applicable to both the interior of the Demised Premises and to Tenant's particular use thereof, provided, however, that Tenant shall not be responsible for Structural repairs. Landlord shall comply with requirements of the Americans with Disabilities Act of 1990 that pertain to the Demised Premises and all other notices, rules, orders, regulations, requirements, ordinances or laws at any time issued and enforced applicable to the Building or the Demised Premises (provided, however, that in the case of the Demised Premises, the notice, order, or regulation is not related to Tenant's particular use thereof).

ARTICLE  12.     SIGNS

     12.01 Landlord shall furnish and install, at Tenant's sole cost and expense, the Building tenant standard signage on the entrance door to the Demised Premises. Landlord shall provide Tenant one listing on its lobby directory and one listing on the directory on the floor on which the Demised Premises are located. Tenant shall not erect any signs on the exterior of the Demised Premises or on any exterior windows without Landlord's consent.

ARTICLE  13.     INSURANCE

     13.01 Tenant agrees to obtain and maintain during the Term commercial general public liability and property damage insurance written on an occurrence form, naming Landlord as additional insured, insuring against liability thereunder in a single limit amount of not less than Two Million Dollars ($2,000,000) combined single limit, including bodily injury, property damage, personal injury and contractual coverage against the liability assumed under this Lease. Such insurance shall be written by insurance companies which are licensed and authorized to do business in the State of Connecticut and rated no less than A-7 by Bests. In no event shall the limits of said insurance be considered as limiting the liability of Tenant under this Lease. Such insurance shall cover claims made by or on behalf of any person, firm or corporation and arising from, related to, or connected with, the conduct and operation of Tenant's operations within or around the Building. Said insurance policy shall also provide that at least thirty (30) days prior written notice shall be given to Landlord of any cancellation, material change or non-renewal thereof. The policy or policies, or duly executed certificates for the same, together with satisfactory evidence of payment of premiums thereon, shall be deposited with Landlord prior to the Commencement Date, and evidence of renewals thereof shall be deposited with Landlord not less than thirty (30) days prior to the expiration thereof. If Tenant fails to comply with such requirement, Landlord may obtain such insurance and keep the same in effect, in which event Tenant shall repay Landlord immediately upon demand all sums so paid together with any costs or expenses incurred, a $1,500.00 administrative charge for each such policy, and interest at the Default Rate, without prejudice to any other rights or remedies of Landlord under this Lease.

13.02 Any loss or damage by theft, fire or the elements or any other cause, to the contents of the Demised Premises, including all trade fixtures and furniture, and all other personal property belonging to Tenant, shall be at the sole risk of Tenant. Tenant agrees to obtain and maintain during the Term "All Risk" or "Special Form" insurance in an amount equal to the replacement cost of all furnishings, and trade fixtures, within the Demised Premises, such amounts to be reviewed at least every three years and revised to reflect then current costs. Landlord shall be named as additional insured in such policy as respect to Landlord's interest in leasehold improvements. Said policy shall also provide that at least thirty (30) days prior written notice shall be given to Landlord of any cancellation, amendment or non-renewal thereof. Tenant shall provide Landlord with a certificate evidencing such coverage, and evidence of renewals thereof shall be deposited with Landlord not less than thirty (30) days prior to the expiration of the terms of such policy. If Tenant fails to comply with such requirement, Landlord may obtain such insurance and keep the same in effect in which event Tenant shall repay Landlord immediately upon demand all sums so paid together with any costs or expenses incurred, a $1,500.00 administrative charge for each such policy, and interest at the Default Rate, without prejudice to any other rights or remedies of Landlord under this Lease.

13.03 Tenant agrees to obtain and maintain during the Term workers' compensation insurance insuring against and satisfying Tenant's obligations and liabilities under the workers' compensation laws of Connecticut.

13.04 Each party (a "damaged party") hereby releases the other party (the "other party") from any liability to the damaged party on account of any damage to the property of the damaged party arising out of any casualty or other loss included within a standard form of "all-risk" insurance even if such damage is the result of the fault or negligence of the other party; provided, however, that if the damage is covered by an insurance policy actually maintained by the damaged party and the release provided by this sentence would invalidate or be in conflict with such policy and such policy was purchased by the damaged party in compliance with the following paragraph, then such release shall be inapplicable to the damage covered by such policy.

13.05 If Tenant shall use the Demised Premises in a manner other than that permitted in this Lease and as a result Landlord is required to pay an increased premium for insurance, Tenant will reimburse Landlord for such increase. Landlord agrees to obtain and maintain throughout the Term such additional insurance against such perils and in such amounts as may be reasonably required by prudent owners of properties similar in type to the Building in Fairfield County, including at a minimum insurance against casualty and similar risks in the full replacement value of the Building.

ARTICLE  14.     LATE  CHARGES

     14.01 If Tenant fails to pay Landlord any installment of Base Rent or Additional Rent when due, such overdue payment shall bear interest at the Lease Interest Rate from the date it was due until paid, and if such failure shall continue for ten (10) days after written notice, then Tenant agrees to pay Landlord a late charge of four ($.04) cents for each dollar ($1.00) of such installment, monthly until paid in full.

ARTICLE  15.     CASUALTY

     15.01 If the Building shall be damaged by fire or other casualty, then unless Landlord shall elect to terminate the Term as provided in Section 15.02, Landlord shall repair and restore the Building to the extent that proceeds of casualty insurance are available therefore and promptly after receipt of such insurance proceeds. To the extent the Demised Premises shall have been rendered untenantable by such damage, Rent shall abate until Landlord has completed such repair and restoration.

15.02 If (a) the Building is damaged by fire or other casua1ty in the last twelve (12) months of the Term,(b) if at any time the Demised Premises shall be rendered substantially untenantable by fire or other casualty, or (c) if the Building shall be so damaged by fire or other casualty that substantial restoration shall in Landlord's judgment, be required (whether or not the Demised Premises shall have been damaged by such fire or other casualty), then in any such event Landlord may elect to terminate the Term by giving Tenant notice within ninety (90) days after the date of such fire or other casualty.

ARTICLE  16.     BANKRUPTCY

16.01 Should Tenant, or any guarantor of any of Tenant' s obligations under this Lease, at any time during the Term become insolvent, make a transfer in fraud of creditors, make a general assignment for the benefit of creditors, admit in writing its inability to pay its debts as they become due, file or suffer to be filed a petition in bankruptcy against it, or should a receiver or trustee be appointed for Tenant's or such guarantor's property and said appointment shall not be vacated within ninety (90) days thereafter, or should Tenant's leasehold interest be levied on and the lien thereof not discharged within ninety (90) days after the said levy has been made, then upon the happening of any of the events set forth in this paragraph, Landlord shall have the right, at its election, to consider the same a material default on the part of Tenant, and terminate the Term as in the case of a violation by the Tenant of any of the terms, covenants, and conditions of this Lease.

ARTICLE  17.     DEFAULTS

     17.01 If (i) Tenant shall default in the payment of Rent as and when due hereunder, (ii) Tenant shall default in fulfilling any other obligation, provision, condition or covenant of this Lease. and such default shall continue for a period of thirty (30) days after written notice thereof from Landlord specifying such default, (iii) the Demised Premises shall become vacant or deserted, (iv) any natural person who is liable on any guaranty of any obligation of Tenant under this Lease shall die or become permanently disabled, or (v) any execution or attachment shall be issued against Tenant or any of its property whereupon the Demised Premises shall be taken or occupied or attempted to be taken or occupied by some one other than Tenant and the same shall not be bonded or dismissed or discharged as promptly as may be under circumstances then, and in any such event, Landlord may give ten (10) days notice of intention to end the Term, and then upon the expiration of said ten (10) days, the Term shall expire as fully and completely as if that day were the day definitely fixed herein for the expiration of the Term, and Tenant shall quit and surrender the Demised Premises to Landlord, but Tenant shall remain liable as hereinafter provided.

17.02 If the notices provided in the above paragraph, if any, shall have been given and the Term shall expire as aforesaid, then Landlord may, pursuant to legal process, if any be applicable, re-enter the Demised Premises, either by force or otherwise, and dispossess Tenant and the legal representatives of Tenant, or other occupants of the Demised Premises, by summary proceeding or otherwise, and remove their effects and hold the Demised Premises as if this Lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end.

17.03 In case of such default, re-entry, expiration and or dispossess by summary proceedings or otherwise, (i) the Rent shall become due thereupon and be paid up to the time of such reentry, dispossess or expiration, together with such expenses as Landlord may incur for legal expenses, reasonable attorneys' fees, brokerage and/or putting the Demised Premises in such condition as Landlord may determine is advisable or necessary good order for re-rental, (ii) Landlord may re-let the Demised Premises or any part or parts thereof, either in its own name or otherwise, for a term or terms which may, at its option, be shorter or longer than the period which would otherwise have constituted the remainder of the Term of this Lease to such extent as Landlord, in Landlord's reasonable judgment, considers advisable and necessary to re-let the same; and
(iii) Tenant, or its successors, shall also pay Landlord, any deficiency between the Rent, and the net amount, if any, of the rents collected on account of the lease or leases of the Demised Premises for each month of the period which would otherwise have constituted the remainder of the Term together with the full amount of any tenant improvement allowances provided by Landlord to Tenant, the full value of any tenant improvements made by Landlord for the benefit of Tenant, and the sum of any leasing commissions paid by Landlord in connection with the Lease, each calculated without regard to principles of depreciation or amortization. Any such deficiency shall be paid in monthly installments on the first day of each calendar month, and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Landlord to collect the deficiency for any subsequent month by a similar proceeding.

17.04 Whether or not Landlord shall have collected any monthly deficiency as aforesaid, Landlord shall be entitled, at its option, to elect to recover from Tenant, and in such event Tenant shall pay to Landlord on demand in lieu of any further such deficiency, as liquidated damages, a sum calculated as follows: the excess, if any, of (i) the aggregate Rent which would have been payable by Tenant under this Lease (conclusively presuming the Additional Rent to be at the same rate as was payable for the twelve (12) months immediately preceding such re-entry by Landlord) for the period commencing with the last date to which Rent was paid (less any such deficiency collected) and ending on the date set for the expiration of the Term had this Lease not been terminated or Landlord not re-entered the Demised Premises, over (ii) the aggregate rental value of the Demised Premises for the same period, both discounted to their present value at four percent (4%) per annum. Nothing herein shall be construed as limiting the recovery by Landlord against Tenant of any sum or damages to which, in addition to the deficiency or damages described above, Landlord may be entitled by reason of any default of Tenant under this Lease prior to such re-entry.

17.05 Landlord, at its option, may make such alterations in the Demised Premises as in Landlord's judgment are advisable or necessary for the purpose of re-letting the Demised Premises, and the making of such alterations shall not operate or be construed to release Tenant from any liability hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof: Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy in law or equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed, for any cause, or in the event of Landlord obtaining possession of the Demised Premises by reason of the violation by Tenant of any of the covenants and conditions of this Lease or otherwise. Landlord will use commercially reasonable efforts to mitigate its damages upon a default by Tenant under this Lease.

ARTICLE  18.     EMINENT  DOMAIN

     18.01 If the whole or any material part of the Demised Premises shall be taken in any condemnation proceedings or by right of the exercise of eminent domain or private purchase in lieu thereof by a public body vested with the power of eminent domain, then the Tenant and all rights of the Tenant hereunder shall immediately cease and terminate, and the Rent shall be apportioned and paid to the date of such termination.

18.02 If a portion of the Building other than the Demised Premises is so taken, then Landlord shall have the right to elect to terminate the Term and all rights of Tenant hereunder (provided that Landlord terminates the leases of similarly affected tenants) effective on the date specified by Landlord in a notice to Tenant. If Landlord shall not so elect to terminate the Term, then this Lease shall remain unaffected by such taking and Landlord shall, to the extent funds are available out of the award received, restore the Building to a useable condition and as nearly as practicable to its condition prior to such taking.

18.03 The entire award payable as a result of any such taking shall be the sole property of Landlord, and Tenant shall have no c1aim to any such award on account of the value of this leasehold estate and shall not be entitled to participate in the proceeding. Tenant shall be entitled to pursue any separate award to which the law may entitle Tenant for moving expenses and like matters that does not reduce the award to Landlord.

ARTICLE  19.     SURRENDER

     19.01 At the expiration or sooner termination of the Term, Tenant shall surrender to Landlord the Demised Premises vacant, broom clean and in good order and repair and safe condition, reasonable wear and tear, damage by casualty and any repairs that Tenant is not required to make, excepted. All Alterations shall remain upon and be surrendered with the Demised Premises, unless Landlord at the time it approves the Alteration, shall elect to require Tenant to remove the Alteration(s) and restore the Demised Premises to substantially their condition at the Commencement Date. Tenant's obligation to restore shall include any requirements imposed by Landlord's consent to Tenant's alteration request (Article 25). All furniture, furnishings and trade fixtures, including without limitation, murals, carpets, rugs, business machines and equipment, apparatus and any other movable property installed by Tenant or at the expense of Tenant, shall be removed by Tenant and any damage caused by such removal shall be repaired by Tenant. Tenant shall not be required to remove any item of Landlord's Work at the expiration or sooner termination of the Term. Any property of Tenant which remains in the Demised Premises after the expiration of the Term shall be deemed to have been abandoned by Tenant and may be retained by Landlord as its property or may be disposed of in such manner as Landlord may see fit at the expense of Tenant.

19.02 In the event Tenant fails to timely surrender the Demised Premises as provided in Section 19.01, Tenant, at the option of Landlord, shall be deemed to be occupying the Demised Premises as a tenant from month to month, at a monthly Rent equal to two (2) times the Rent payable by Tenant in the last month of the Term. Tenant agrees to indemnify Landlord against all charges, costs, fees, expenses, claims and damages incurred by Landlord as a result of Tenant's failure to timely surrender the Demised Premises as provided in Section 19.01, including, without limitation, any claims made by a succeeding or prospective tenant founded on such delay.

ARTICLE  20.     NON-LIABILITY  AND  INDEMNIFICATION

     20.01 Tenant shall defend, indemnify and save harmless Landlord and its agents and employees against and from any and all liabilities, obligations, damages, penalties, claims, costs charges and expenses, including reasonable attorneys' fees, which may be imposed upon, incurred by or asserted against, Landlord and/or its agents or employees by reason of any act, occurrence or omission within, or pertaining to, the Demised Premises or the business conducted therein during the Term. In case any action or proceeding is brought against Landlord by reason of any such claim, Tenant upon written notice from Landlord shall at Tenant's expense resist or defend such action or proceeding by reputable, competent counsel reasonably approved by Landlord, and Landlord shall have the right to direct the defense of such action or proceeding.

20.02 Landlord shall defend, indemnify and save harmless Tenant and its agents and employees against and from all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable attorneys' fees, which may be imposed upon, incurred by or asserted against, Tenant and/or its agents or employees, by reason of any act, occurrence or omission within, or pertaining to, the Building other than the Demised Premises. In case any action or proceeding is brought against Tenant by reason of any such claim, Landlord upon written notice from Tenant shall, at Landlord's expense, resist or defend such action or proceeding by reputable, competent counsel reasonably approved by Landlord.

20.03 Landlord (and its members, managers, beneficial owners, employees and agents) shall have no personal liability with respect to this Lease. Tenant agrees to look solely to the interest of Landlord in the Building, including the rents and sales and insurance proceeds therefrom, and shall have no recourse to any other asset of Landlord for the enforcement of any obligation or the satisfaction of any liability to Tenant arising under this Lease, the relationship of the parties, or any other liability or obligation of Landlord to Tenant.

20.04 Tenant waives any claim for damages against Landlord based on the assertion that Landlord has unreasonably withheld or unreasonably delayed any consent or approval, and Tenant agrees that its sole remedy shall be an action to enforce any provision relating to such consent or approval or for specific performance or declaratory judgment. This waiver shall not apply to post judgment damages resulting from Landlord's refusal to comply with any judicial determination.

ARTICLE  21.     ACCESS  TO  DEMISED  PREMISES

     21.01 Tenant shall have access to the Demised Premises 24 hours a day, 7 days a week through the Building's security system. Landlord, its duly authorized agents and representatives, shall have the right to enter into and upon the Demised Premises, or any part thereof, at all reasonable hours upon reasonable notice for the purpose of examining the same or making such repairs, alterations or improvements to the Demised Premises and/or the Building as Landlord may deem necessary or desirable. Landlord shall have the right, at all reasonable hours, to show the Demised Premises to actual and prospective superior lessors, mortgagees or prospective purchasers of the Building and, during the last twelve (12) months of the Term, to prospective tenants. Landlord will use reasonable efforts to minimize interference with Tenant's use and enjoyment of the Demised Premises in exercising the foregoing rights.

21.02 Tenant's obligation to pay Rent and to perform all of the covenants hereunder shall not be affected or excused because Landlord is unable to supply services or grant access to the Building by reason of repairs, replacements, maintenance, or the making of capital improvements. If the repairs, maintenance, alterations, or capital improvements temporari1y exclude the Tenant from the Demised Premises, Tenant nevertheless shall be obligated to pay Rent and to perform all of the covenants hereunder. Tenant expressly waives any claims to constructive eviction by reason of such denial of access. Landlord may, in its discretion, relocate the Tenant to other space in the Building, at its sole cost and expense either temporarily to facilitate repairs, replacements, maintenance, or the making of capital improvements, or permanently through the remainder of the Term. In making repairs, replacements or capital improvements, Landlord shall act with due diligence and make reasonable efforts to minimize interference with the conduct of Tenant's business.

ARTICLE  22.     LANDLORD'S  EXPENSES

     22.01 If Tenant shall be in default of any of its obligations under this Lease, Landlord may perform same for the account of Tenant. If Landlord, in connection with the foregoing, makes any expenditure or incurs any obligation for the payment of money, including attorneys' fees, in instituting, prosecuting or defending any action or proceeding, then Tenant will reimburse Landlord for the reasonable cost thereof, with interest thereon at the Lease Interest Rate. The foregoing costs and expenses shall be deemed to be Additional Rent hereunder and shall be paid by Tenant to Landlord within ten (10) days of rendition of a bill to Tenant therefore.

ARTICLE  23.     QUIET  ENJOYMENT,  SUBORDINATION  AND  ATTORNMENT

     23.01 Landlord covenants that, if and so long as Tenant pays all of the Rent due hereunder, and keeps and performs each and every term, covenant and condition herein contained on the part and on behalf of Tenant to be kept and performed, Tenant shall lawfully, peaceably and quietly have, hold and joy the Demised Premises without hindrance, ejection or molestation by Landlord or by any other person lawfully claiming the same.

23.02 This Lease shall be subordinate and subject to all ground or underlying leases and any mortgages thereon and to any mortgages covering the fee of the Building, that now or may hereafter affect the Demised Premises, and to all renewals, modifications or replacements thereof. If the ground or underlying lessor and or mortgagee or any successor in interest shall succeed to the rights of Landlord under this Lease, whether through possession, surrender, assignment, subletting, judicial or foreclosure action, or delivery of a deed or otherwise, Tenant will attorn to and recognize such successor-landlord as Tenant's landlord. This clause shall be self-operative and no further instrument of attornment and recognition shall be required. Tenant will execute and deliver to Landlord, within ten (10) business days of demand therefor, any reasonable certificate or instrument which Landlord, from time to time, may request for confirmation of the provisions of this Article.

23.03 In the event of a termination of any ground or underlying lease, or if the interests of Landlord under this Lease are transferred by reason of, or assigned in lieu of, foreclosure or other proceedings for enforcement of any mortgage, or if the holder of any mortgage acquires a lease in substitution therefore, then Tenant will, at the option to be exercised in writing by the lessor under such ground lease or by such mortgagee or purchaser, assignee or lessee, as the case may be, either (i) attorn to it and will perform for its benefit all the terms, covenants and conditions of this Lease on Tenant's part to be performed with the same force and effect as said lessor, such mortgagee or purchaser, assignee or lessee, were the Landlord originally named in this Lease, or (ii) enter into a new lease with said lessor or such mortgagee or purchaser, assignee or lessee, as Landlord, for the remaining Term of this Lease and otherwise on the same terms and conditions and with the same options, if any, then remaining. Tenant hereby appoints Landlord or its successors in interest to be Tenant's attorney-in-fact, irrevocably and coupled with an interest, to execute and deliver such instrument of attornment, or such new lease, if Tenant refuses or fails to do so promptly upon request.

23.04 Under no circumstances shall the above described lessor under the ground lease or mortgagee or purchaser, assignee or lessee, as the case may be, whether or not it shall have succeeded to the interests of the Landlord under this Lease, be:

(a)     Obligated  to  do  or  complete Landlord's Work in the Demised Premises;
(b)     Liable  for  any  act,  omission  or  default  of  any  prior  landlord;
(c) Subject to any offset, claim or defense which Tenant might have against any prior landlord;
(d) Bound by any rent or additional rent which Tenant might have paid for more than one month in advance; or
(e) Bound by any modification, amendment or abridgment of this Lease, or any cancellation or surrender of the same, made without its prior written approval;
(f)     Liable for any Security Deposit, except to the extent actually received.

ARTICLE  24.     ESTOPPEL  CERTIFICATE

     24.01 From time to time, within ten (10) days after notice from Landlord, Tenant shall execute, acknowledge and deliver to Landlord and/or to any other entity specified by Landlord, a certification containing the following information:

(a)     That  this  Lease  is  in  full  force  and  effect;
(b) The amount of the Rent being paid and the last date(s) to which Base Rent and Additional Rent have been paid;
(c) That this Lease has not been modified, or if it has been modified, the terms and dates of such modifications;
(d) The Commencement Date and the expiration date of the Term, and whether the Term has commenced;
(e)     Whether  all  work  to  be  performed  by  Landlord  has been completed;
(f) Stating whether or not the other has knowledge that the requesting party is in default in the performance of any term or condition contained in this Lease, and, if the other has knowledge of such a default, specifying each such default;
(g)     Stating  the  address  to  which  notices  shall  be  sent;  and
(h) Such other matters as may be reasonably requested by the requesting party.

     24.02 If Tenant fails or refuses to execute such certification, Tenant shall incur a late fee of $500.00 per day for each day after the expiration of the ten (10) day period such failure or refusal continues in addition to any other remedy available to Landlord pursuant to this Lease.

ARTICLE  25.     ALTERATIONS

     25.01 Tenant shall make no change, alteration, addition, or improvement (collectively, "Alterations") in or to the Demised Premises without Landlord's consent. If the Alterations are not Structural in nature, do not affect the Building systems, Common Areas or the appearance of the Building, Landlord's consent shall not be unreasonably withheld.

25.02 Prior to making any Alteration, Tenant shall submit to Landlord for approval detailed plans and specifications; obtain Landlord's approval of the contractors to be engaged; obtain all permits required from governmental authority; shall provide (and furnish Landlord certificates evidencing) worker's compensation, builder's risk, comprehensive public liability coverage and insurance covering such other matters as Landlord may require, naming Landlord and any lender as additional insureds; and provide Landlord such bond or other security for the payment of the contractors and materialsmen as Landlord shall require. Tenant shall cause all work to be performed in a good and workmanlike manner, strictly in accordance with the requirements of governmental authorities and insurance underwriters recommendations, using only first quality, new materials. The Alterations shall at all times be kept free of mechanic's liens and security interests. At the completion of the work, Tenant shall furnish Landlord "as built" plans, and any necessary certificates, approvals and other necessary "sign offs" from governmental authorities.

25.03 Tenant shall pay as Additional Rent the amount of Taxes attributable to Tenant's Alterations in the Demised Premises, as such amount may be reasonably inferred from information furnished by the assessor of Taxes.

ARTICLE  26.     RULES  AND  REGULATIONS

     26.01 Tenant shall abide by and observe the rules and regulations as may be promulgated from time to time by Landlord for the operation, safety, security and maintenance of the Building, provided that the same are not inconsistent with the provisions of this Lease, apply to all tenants and occupants of the Building, and a copy thereof is sent to Tenant.

ARTICLE  27.     NOTICES

     27.01 Any notice, demand, consent, approval, direction, agreement or other communication required or permitted hereunder or under any other documents in connection herewith shall be in writing and shall be directed as follows:

     If  to  Landlord:     1375  Kings  Highway  LLC
                    c/o  Abbey  Road  Advisors  LLC
                    33  Riverside  Avenue,  4th  Floor
                         Westport,  CT  06880

     With  a  copy  to:     Stephan  B.  Grozinger,  Esq.
                    249  Lyons  Plain  Road
                    Weston,  CT  06883

     If  to  Tenant:     Competitive  Technologies,  Inc.
                   1375 Kings Highway East, Suites 400 & 485
                    Fairfield,  Connecticut  06824

or to such changed address as a party hereto shall designate to the other parties hereto from time to time in writing. Notices shall be (i) personally delivered (including delivery by Federal Express, United Parcel Service or other comparable nation-wide overnight courier service) to the offices set forth above, in which case they shall be deemed delivered on the date of delivery (or first business day thereafter if delivered other than on a business day or after 5:00 p.m. Eastern Time to said offices); or (ii) sent by certified mail, return receipt requested, in which case they shall be deemed delivered on the date shown on the receipt unless delivery is refused or delayed by the addressee in which event they shall be deemed delivered on the third day after the date of deposit in the U.S. Mail.

ARTICLE  28.     SUCCESSORS  AND  ASSIGNS

     28.01 The obligations of this Lease shall be binding upon and for the benefit of the parties hereto, their heirs, executors, administrators, successors and/or permitted assigns (except to the extent otherwise provided in this Lease). However, the obligations of Landlord under this Lease shall not be binding upon Landlord herein named with respect to any period subsequent to the transfer of its interest in the Building, and in the event of such transfer, said obligations shall thereafter be binding upon transferee, but only with respect to obligations arising during the period commencing with such transfer and ending with a subsequent transfer within the meaning of this Article, and such transferee, by accepting such interest, shall be deemed to have assumed such obligations except only as may be expressly otherwise provided elsewhere in this Lease.

ARTICLE  29.     BROKER

     29.01 The parties agree that the Broker, if any, specified in the Lease Summary (collectively, the "BROKER") is the Broker that brought about this Lease, and Landlord shall pay the commission due pursuant to separate agreement, if any, between Landlord and Broker. Tenant represents that it dealt with no Broker other than the Broker. Tenant agrees to indemnify and hold Landlord harmless from any damages, costs and expenses suffered by Landlord by reason of any breach of the foregoing representation.

ARTICLE  30.     SECURITY  DEPOSIT

     30.01 The sum specified in the Lease Summary shall be deposited by Tenant with Landlord as security (the "Security Deposit") for the full and faithful performance by Tenant of each and every term, provision, covenant and conditions of the Lease. If Tenant defaults in respect of any of the terms, provisions, covenants and conditions of this Lease then Landlord may, but shall not be required to, use, apply or retain the whole or any part of the Security Deposit for the payment of any Rent in default or for any other sum which Landlord may expend by reason of Tenant's default, including any damages as set forth in Section 17.03 or deficiency in Rent in the re-letting of the Demised Premises. If Landlord shall so use, apply or retain the whole or any part of the Security Deposit, Tenant shall upon demand immediately deposit with Landlord a sum equal to the amount so used, applied or retained in order to restore the Security Deposit to its original amount.

30.02 If Tenant fully and faithfully performs all the terms, provisions, covenants and conditions of this Lease, then the Security Deposit, or balance thereof, shall be returned to Tenant within thirty (30) business days after the removal of Tenant and surrender of possession of the Demised Premises to Landlord.

30.03 In the event of a sale or lease of the Building, Landlord shall have the right to transfer the Security Deposit to the purchaser or lessee and Landlord shall thereupon be released by Tenant from all liability for the return of the Security Deposit and Tenant shall look solely to the new Landlord for the return thereof

ARTICLE 31.     UNAVOIDABLE DELAY

     31.01 Landlord and Tenant, respectively, shall not be in default hereunder if such party is unable to fulfill or is delayed in fulfilling any of its obligations hereunder, including, without limitation, any obligations to supply any service hereunder, or any obligation to make repairs or replacements hereunder, if such party is prevented from fulfilling or is delayed in fulfilling such obligations by reason of fire or other casualty, strikes or labor troubles, governmental pre-emption in connection with a national emergency, shortage of supplies or materials, or by reason of any rule, order or regulation of any governmental authority, or by reason of the condition of supply and demand affected by war or other emergency, or any other cause beyond its reasonable control (collectively, "Unavoidable Delay"). Such inability or delay by Landlord or Tenant in fulfilling any of their respective obligations hereunder shall not affect, impair or excuse the other party hereto from the performance of any of the terms, covenants, conditions, limitations, provisions or agreements hereunder on its part to be performed, nor result in any abatement of Base Rents or Additional Rents payable hereunder. Tenant shall not, however, be excused hereunder from the prompt and full payment of Rent by Unavoidable Delay.

ARTICLE 32.     MISCELLANEOUS

     32.01 Interference. Tenant shall not engage in any activities or operations which interfere with the communications operations of MetroPCS New York, LLC at the Building and shall indemnify, defend, and hold Landlord harmless for all fees, costs, expenses, losses, and liabilities arising out of any violation by Tenant of the foregoing covenant.

32.02 Separate Covenants. Each covenant and agreement in this Lease shall be construed to be a separate and independent covenant and agreement, and the breach of any such covenant or agreement by Landlord shall not discharge or relieve Tenant from Tenant's obligations to perform every covenant and agreement of this Lease to be performed by Tenant. If any term or provision of this Lease or any application thereof shall be invalid or unenforceable, the remainder of this Lease and any other application of such term shall not be affected thereby.

32.03 Governing Law; Consent to Jurisdiction. This Lease shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Connecticut, without regard to principles of conflicts of law. Each of the parties submits to the exclusive jurisdiction of any state or federal court sitting in Fairfield County, Connecticut in any action or proceeding arising out of or relating to this Lease. Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any party with respect thereto.

32.04 Consents. Any provision of this Lease which requires Landlord not to unreasonably withhold its consent shall never be the basis for an award of damages or give rise to a right of setoff or termination to Tenant, but may be the basis for a declaratory judgment or specific injunction with respect to the matter in question.

32.05 Financial Reporting. Tenant agrees to furnish, without expense to Landlord, within ten (10) days after the request therefore, such financial information as may from time to time be reasonably requested by Landlord for itself or for any existing or potential lender with respect to the obtaining or maintaining of the financing for the Building or any potential purchaser of the Building, which information shall include, but not be limited to, Tenant's then current audited financial statements and operating statements indicating income, expenses, profits and losses of Tenant's business operation.

32.06 Limitation on Liability. Tenant shall look solely to the estate and interest of Landlord, its successors and assigns, in the Building for the collection of a judgment in the event of a default by Landlord hereunder, and no other property or assets of Landlord or any officer, director or partner of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies.

32.07 Recordation. Neither party shall record this Lease or any part therein without the prior consent of the other party. At Tenant's request, Landlord shall execute a statutory Notice of Lease in recordable form provided such instrument shall include an appointment of Landlord as Tenant's attorney in fact, coupled with an interest, to execute and record on Tenant's behalf an agreement terminating and releasing the Notice of Lease in the event the Lease is terminated and Tenant fails to promptly provide such termination and release.

32.08 Non-Waiver. The failure of Landlord to insist in any one or more instances upon the strict performance of any one or more of the agreements, terms, covenants, conditions or obligations of this Lease, or to exercise any right, remedy or election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this Lease or of the right to exercise such election, but the same shall continue and remain in full force and effect with respect to any subsequent breach, act or omission, whether of a similar nature or otherwise.

32.09 Prejudgment Remedy Waiver. TENANT ACKNOWLEDGES THAT THIS LEASE CONSTITUTES A COMMERCIAL TRANSACTION WITHIN THE MEANING OF SEC.52-278A OF THE CONNECTICUT GENERAL STATUTES PURSUANT TO SEC.52-278F OF SAID CONNECTICUT GENERAL STATUES. TENANT HEREBY WAIVES AND RELINQUISHES ALL RIGHTS TO NOTICE AND HEARING AS PROVIDED IN SEC.52-278A THROUGH SEC.52-278G OF SAID CONNECTICUT GENERAL STATUTES PRIOR TO LANDLORD OBTAINING ANY PREJUDGMENT REMEDY AGAINST TENANT IN CONNECTION WITH THE ENFORCEMENT BY LANDLORD OF ANY OF ITS RIGHTS OR REMEDIES UNDER THIS LEASE. IF SUMMARY PROCESS IS UTILIZED, TENANT HEREBY WAIVES ALL REQUIRED NOTICES, INCLUDING A NOTICE TO QUIT, PURSUANT TO SEC. 47A-25 OF THE CONNECTICUT GENERAL STATUTES, EXCEPT THOSE REQUIRED UNDER THIS LEASE.

32.10 Jury Trial Waiver. THE PARTIES HERETO WAIVE A TRIAL BY JURY ON ANY AND ALL ISSUES ARISING IN ANY ACTION OR PROCEEDING BETWEEN THEM OR THEIR SUCCESSORS UNDER OR CONNECTED WITH THIS LEASE OR ANY OF ITS PROVISIONS, ANY NEGOTIATIONS IN CONNECTION THEREWITH, OR THE USE OR OCCUPANCY OF THE PREMISES.

32.11 Counsel Fees. In the event of any litigation regarding the rights or obligations of a party under this Lease, the prevailing party shall be entitled to recover reasonable counsel fees, court costs and other direct litigation expenses.

32.12 Entire Agreement. This Lease embodies the entire contract between the parties hereto with respect to the interests being transferred hereunder and the subject matter hereof and supersedes any and all prior negotiations, agreements and understandings, written or oral, formal or informal, all of which are deemed to be merged herein.

32.13 Modification. No modification or amendment to this Lease of any kind whatsoever shall be made or claimed by either party, and no notice of any extension, change, modification or amendment made or claimed by either party shall have any force or effect whatsoever unless the same shall have been reduced to writing and fully signed by both parties.

32.14 Authority. Tenant represents that Tenant has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this Lease, that the execution, delivery and performance of this Lease has been duly authorized, that the person executing this Lease on Tenant's behalf has authority to do so, and that this Lease, once executed by Tenant, constitutes the valid and binding obligation of Tenant, enforceable in accordance with its terms.

32.15 Joint and Several Liability. If there shall be more than one person, firm or other entity comprising Tenant, such persons and entities shall be jointly and severally liable hereunder. Landlord shall lose no rights against any partner by reason of any act or omission of Landlord in connection with any partner or by reasons of any act or omission of any partner.

32.16 Survival. Obligations under this Lease which accrue during the Term shall survive the Expiration Date or sooner termination of the Term, as same may be extended hereunder.

32.17 Time of Essence. Time is of the essence to this Lease and to all dates and time periods set forth herein.

32.18 Interpretation. Landlord and Tenant each acknowledge each to the other that both they and their counsel have reviewed and revised this Lease and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any amendments or exhibits hereto.

32.19 Proper Execution. The submission by Landlord to Tenant of this Lease in unsigned form shall be deemed to be a submission solely for Tenant's consideration and not for acceptance and execution. Such submission shall have no binding force and effect, shall not constitute an option, and shall not confer any rights upon Tenant or impose any obligations upon Landlord irrespective of any reliance thereon, change of position or partial performance. The submission by Landlord of this Agreement for execution by Tenant and the actual execution and delivery thereof by Tenant to Landlord shall similarly have no binding force and effect on Landlord unless and until Landlord shall have executed this Agreement and a counterpart thereof shall have been delivered to Tenant.

32.20 Survival. Obligations under this Lease which accrue during the Term shall survive the Expiration Date or sooner termination of the Term, as same may be extended hereunder.

32.21 Mortgagee Approval. Notwithstanding anything herein to the contrary, this Lease and Tenant's rights hereunder remain subject to Landlord's receipt of the unconditional approval of Landlord's current mortgagee. In the event this Lease is rejected by Landlord's mortgagee, Landlord shall provide written notice to Tenant no later than twenty (20) days following Landlord's receipt of such rejection and this Lease shall immediately terminate and be of no further force or effect.

32.22 Counterparts. This Agreement may be signed on separate signature pages and shall be effective once this Agreement has been signed by both of the parties and all signature pages have been attached to one another, it not being necessary for the parties to have physically signed the same signature pages of this Agreement. Such signatures may also be by facsimile or

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other  electronic  means,  which the undersigned all specifically agree shall be deemed to be binding upon each of them and each other as if an original signature.

     32.23 Offer of Surrender. No offer of surrender of the Demised Premises, by delivery to Landlord or its agent of keys or otherwise, will be binding on Landlord unless expressly accepted by Landlord in writing.
32.24 Tender. No receipt of money by Landlord after the Term shall reinstate, continue or extend the Term. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent shall be deemed to be other than on account of the earliest Rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment of Rent be deemed an accord and satisfaction or modification of Tenant's obligation hereunder, or a limitation on Landlord's right to recover the balance of such Rent or pursue any other remedy in this Lease.

     IN WITNESS WHEREOF, Landlord and Tenant duly executed this Lease as of the date first above written.

                                   LANDLORD:

                                   1375 KINGS HIGHWAY LLC


                                   By: \s\ W.  Mark  Keeney
                                   Name:     W.  Mark  Keeney
                                   Title:     President

                                   TENANT:

                                   COMPETITIVE  TECHNOLOGIES,  INC.


                                   By: \s\ Johnnie D. Johnson
                                   Name: Johnnie D. Johnson
                                   Title: Chief Executive Officer